Other Expenses	12 Months Ended
Dec. 31, 2011
Other Expenses
Other Expenses

Note H—Other Expenses

        During the year ended December 31, 2011 we recognized a $20 million expense related to the cancellation of an aircraft engine order. We offset the economic effect of the $20 million expense by negotiating with our manufacturer vendors to recover these costs. The recovery was in two payments. One of these payments is related to a 2007 agreement with one manufacturer for us to extend our evaluation period of aircraft under order until at least 2010. This payment was contingent upon our cancelling of the aircraft order and was not contingent on placing any new order with the manufacturer. As a result of the cancellation of such aircraft order in March 2011, we recorded the related payment receivable of $10 million in Interest and other income in the Consolidated Statement of Operations for the year ended December 31, 2011. The second payment of $10 million is related to an agreement with another manufacturer, which among other contractual terms, includes a provision to reimburse us for the remaining costs associated with the March 2011 order cancellation. The reimbursement payment will be recognized as a reduction of the cost basis of future aircraft deliveries, as we determined the payment to be connected with the purchase of such aircraft. In addition to this charge, for the year ended December 31, 2011, Other expenses include $21.9 million resulting from reserves recorded on three notes receivable, and $23.0 million resulting from reserves recorded on two finance and sales-type leases. These amounts are partially offset by approximately $3.0 million aggregated lease related income, net of lease charges.

        Other expenses for the year ended December 31, 2010, consisted of $91.2 million of aggregated lease related costs we expensed as a result of agreements to sell leased aircraft to third parties.